UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 31, 2007
Dana Corporation
(Exact name of registrant as specified in its charter)

Virginia	1-1063	34-4361040

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4500 Dorr Street, Toledo, Ohio	43615

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (419) 535-4500
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
Signatures
Exhibit Index
Exhibit 2.1
Exhibit 99.1

Item 8.01. Other Events.
     Dana Corporation (Dana) and certain of its subsidiaries (collectively, the Debtors) are operating under Chapter 11 of the United States Bankruptcy Code (the Bankruptcy Code). The Debtors’ Chapter 11 cases (collectively, the Bankruptcy Cases) are pending in the United States Bankruptcy Court for the Southern District of New York (the Bankruptcy Court), where they have been consolidated under the caption In re Dana Corporation, et al., Case No. 06-10354 (BRL).
     On August 31, 2007, the Debtors filed a “Joint Plan of Reorganization of Debtors and Debtors in Possession” (the Plan) and related “Disclosure Statement with Respect to Joint Plan of Reorganization of Debtors and Debtors in Possession” (the Disclosure Statement) with the Bankruptcy Court. The Plan and the Disclosure Statement are subject to the review and approval of the Bankruptcy Court. Copies of the Plan and the Disclosure Statement are attached to this report as Exhibits 2.1 and 99.1. Dana agrees to furnish supplementally a copy of any schedule or exhibit omitted from Exhibits 2.1 and 99.1 to the Securities and Exchange Commission upon request.
     Certain statements and projections contained in the Plan and/or the Disclosure Statement (including their exhibits) are, by their nature, forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements and projections are subject to uncertainties relating to the Debtors’ operations and business environment and a number of other risks, uncertainties and assumptions (including, but not limited to, those discussed in Section XIV of the Disclosure Statement, “Certain Risk Factors to be Considered”) which are difficult to predict and which are, in many cases, beyond the Debtors’ control. In light of these risks and uncertainties, the events and circumstances described in the forward-looking statements and projections in the Plan and/or the Disclosure Statement may not occur and the Debtors’ actual financial results could differ materially from those expressed or implied in such forward-looking statements and projections. Dana does not undertake to publicly update or revise any forward-looking statements or projections contained in the Plan and/or the Disclosure Statement, whether as a result of new information, future events, or otherwise.
     The Plan and the Disclosure Statement attached to this report are preliminary only and subject to material modifications. There is no assurance as to what claims or interests will be satisfied, and in what manner, under the Debtors’ plan of reorganization as ultimately confirmed by the Bankruptcy Court. Therefore, investors should exercise appropriate caution with respect to existing and future investments in any of the Debtors’ liabilities and/or securities and should not rely on the attached Plan and Disclosure Statement in making any investment decision.
     This report is not intended to be a solicitation of votes for any reorganization of the Debtors.

Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits. The following exhibits are filed or furnished with this report.

Exhibit No.	Description
2.1	Joint Plan of Reorganization of Debtors and Debtors in Possession, dated August 31, 2007

99.1	Disclosure Statement with Respect to Joint Plan of Reorganization of Debtors and Debtors in Possession, dated August 31, 2007

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dana Corporation (Registrant)

Date: September 4, 2007	By:	/s/ Marc S. Levin Marc S. Levin Acting General Counsel and Acting Secretary

Exhibit Index

Exhibit No.	Description
2.1	Joint Plan of Reorganization of Debtors and Debtors in Possession, dated August 31, 2007

99.1	Disclosure Statement with Respect to Joint Plan of Reorganization of Debtors and Debtors in Possession, dated August 31, 2007

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